UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2006

PEREGRINE PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-17085	95-3698422
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14272 Franklin Avenue, Tustin, California 92780
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 508-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐            Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On March 16, 2006, the Board of Directors of Peregrine Pharmaceuticals, Inc. ("PPHM) adopted a shareholder rights plan, in the form of a Rights Agreement dated as of March 16, 2006, by and between Peregrine Pharmaceuticals, Inc. and Integrity Stock Transfer, Inc., as Rights Agent. On March 16, 2006, the Board of PPHM declared a dividend of one preferred share purchase right (a "RIGHT") for each outstanding share of common stock, par value $.001 per share, of PPHM (the "COMMON STOCK"). The dividend is payable on March 27, 2006 (the "RECORD DATE") to the stockholders of record on that date.

The following summary of the principal terms of the Rights Agreement is a general description only and is subject to the detailed terms and conditions of the Rights Agreement.  A copy of the Rights Agreement is attached hereto as Exhibit 4.19 and is incorporated herein by reference

Each Right entitles the registered holder to purchase from PPHM one one-thousandth of a share of Series D Participating Preferred Stock, par value $.001 per share, of PPHM (the "PREFERRED STOCK") at a price of $11.00 per one one-thousandth of a share of Preferred Stock (the "PURCHASE PRICE"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement dated as of March 16, 2006, as the same may be amended from time to time (the "RIGHTS AGREEMENT"), between PPHM and Integrity Stock Transfer, Inc., as Rights Agent (the "RIGHTS AGENT").

Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (with certain exceptions, an "ACQUIRING PERSON") has acquired beneficial ownership of 15% or more of the outstanding shares of Common Stock or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the outstanding shares of Common Stock (the earlier of such dates being called the "DISTRIBUTION DATE"), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificate together with a Summary of Rights, a copy of which is attached as Exhibit C to the Rights Agreement.

The Rights Agreement provides that, until the Distribution Date (or earlier expiration of the Rights), the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier expiration of the Rights), new Common Stock certificates issued after the Record Date upon transfer or new issuances of Common Stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("RIGHT CERTIFICATES") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date. The Rights will expire at the close of business on March 16, 2016 (the "FINAL EXPIRATION DATE"), unless the Final Expiration Date is advanced or extended or unless the Rights are earlier redeemed or exchanged by PPHM, in each case as described below.

The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).

The number of outstanding Rights is subject to adjustment in the event of a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of $1.00 per share but will be entitled to an aggregate dividend of 1,000 times the dividend declared per share of Common Stock. In the event of liquidation, dissolution or winding up of PPHM, the holders of the Preferred Stock will be entitled to a minimum preferential payment of $1,000 per share (plus any accrued but unpaid dividends) but will be entitled to an aggregate payment of 1,000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 1,000 votes, voting together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which outstanding shares of Common Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock. These rights are protected by customary antidilution provisions.

Because of the nature of the Preferred Stock's dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right that number of shares of Common Stock having a market value of two times the exercise price of the Right.

In the event that, after a person or group has become an Acquiring Person, PPHM is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provisions will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person which will have become void) will thereafter have the right to receive upon the exercise of a Right that number of shares of common stock of the person with whom PPHM has engaged in the foregoing transaction (or its parent) that at the time of such transaction have a market value of two times the exercise price of the Right.

At any time after any person or group becomes an Acquiring Person and prior to the earlier of one of the events described in the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the outstanding shares of Common Stock, the Board of Directors of PPHM may exchange the Rights (other than Rights owned by such Acquiring Person which will have become void), in whole or in part, for shares of Common Stock or Preferred Stock (or a series of PPHM's preferred stock having equivalent rights, preferences and privileges), at an exchange ratio of one share of Common Stock, or a fractional share of Preferred Stock (or other preferred stock) equivalent in value thereto, per Right.

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Preferred Stock or Common Stock will be issued (other than fractions of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of PPHM, be evidenced by depositary receipts), and in lieu thereof an adjustment in cash will be made based on the current market price of the Preferred Stock or the Common Stock.

At any time prior to the time an Acquiring Person becomes such, the Board of Directors of PPHM may redeem the Rights in whole, but not in part, at a price of $.001 per Right (the "REDEMPTION PRICE") payable, at the option of PPHM, in cash, shares of Common Stock or such other form of consideration as the Board of Directors of PPHM shall determine. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

For so long as the Rights are then redeemable, PPHM may, except with respect to the Redemption Price, amend the Rights Agreement in any manner. After the Rights are no longer redeemable, PPHM may, except with respect to the Redemption Price, amend the Rights Agreement in any manner that does not adversely affect the interests of holders of the Rights.

Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of PPHM, including, without limitation, the right to vote or to receive dividends.

The Rights approved by the Board of Directors are designed to protect and maximize the value of the outstanding equity interests in the Company in the event of an unsolicited attempt by an acquirer to take over the Company in a manner or on terms not approved by the Board of Directors.  Takeover attempts frequently include coercive tactics to deprive the Company’s Board of Directors and its shareholders of any real opportunity to determine the destiny of the Company.  The Rights have been declared by the Board in order to deter such tactics, including a gradual accumulation of shares in the open market of 15% or greater position to be followed by a merger or a partial or two-tier tender offer that does not treat all shareholders equally.  These tactics can have the effect of unfairly pressuring shareholders, squeezing them out of their investment without giving them any real choice and depriving them of the full value of their shares.

The Rights are not intended to prevent a takeover of the Company and will not do so.  Subject to the restrictions described above and as more fully set forth in the Rights Agreement, the Rights may be redeemed by the Company at $0.001 per Right at any time prior to the Distribution Date.  Accordingly, the Rights should not interfere with any merger or business combination approved by the Board of Directors.

However, the Rights may have the effect of rendering more difficult or discouraging an acquisition of the Company deemed undesirable by the Board of Directors.  The Rights may cause substantial dilution to a person or group that attempts to acquire the Company on terms or in a manner not approved by the Company’s Board of Directors, except pursuant to an offer conditioned upon the negation, purchase or redemption of the Rights.

Issuance of the Rights does not in any way weaken the financial strength of the Company or interfere with its business plans.  The issuance of the Rights themselves has no dilutive effect, will not affect reported earnings per share, should not be taxable to the Company or to its shareholders, and will not change the way in which the Company’s shares are presently traded.  The Company’s Board of Directors believes that the Rights represent a sound and prudent means of addressing the complex issues of corporate policy created by the current takeover environment.

Item 3.03   Material Modification to Rights of Security Holders.

Please see the disclosure set forth under “Item 1.01 Entry into a Material Definitive Agreement,” which is incorporated into this Item 3.03 by this reference.

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

  Effective March 16, 2006, the Company filed a Certificate of Designations of Series D Participating Preferred Stock (the “Certificate of Designations”) with the Secretary of State of the State of Delaware. The Board authorized the filing of the Certificate of Designations pursuant to resolutions adopted by the Board at a meeting duly called and held on March 16, 2006. Pursuant to the Certificate of Designations, the Board designated 500,000 shares of the Company’s Preferred Stock, $.001 par value per share, as Series D Participating Preferred Stock in connection with the Rights Agreement. See the description set forth under “Item 1.01. Entry into a Material Definitive Agreement” for a more complete description of the rights and preferences of the Series D Participating Preferred Stock. The description of the Certificate of Designations is qualified in its entirety by reference to the Certificate of Designations, which is attached as Exhibit 3.7 hereto and incorporated into this Item 5.03 by reference.

Item 8.01  Other Events.

On March 17, 2006, the Company issued a press release announcing the declaration of the Rights and the adoption of the Stockholders Rights Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by this reference.

Item 9.01   Financial Statements and Exhibits.

(c) Exhibits

3.7
Certificate of Designation of Rights, Preferences and Privileges of Series D Participating Preferred Stock of the Registrant, as filed with the Secretary of State of the State of Delaware on March 16, 2006.

4.19
Rights Agreement, dated as of March 16, 2006, between the Company and Integrity Stock Transfer, Inc., including the Certificate of Designation, the form of Rights Certificate and the Summary of Rights attached thereto as Exhibits A, B and C, respectively.

99.1	Press Release dated March 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEREGRINE PHARMACEUTICALS, INC.

Date: March 17, 2006	By:	/s/ Steven W. King

Steven W. King Director, President and CEO

EXHIBIT INDEX

Exhibit No.	Description

3.7
Certificate of Designation of Rights, Preferences and Privileges of Series D Participating Preferred Stock of the Registrant, as filed with the Secretary of State of the State of Delaware on March 16, 2006.

4.19
Rights Agreement, dated as of March 16, 2006, between the Company and Integrity Stock Transfer, Inc, including the Certificate of Designation, the form of Rights Certificate and the Summary of Rights attached thereto as Exhibits A, B and C, respectively.

99.1	Press Release dated March 17, 2006.